Exhibit 10.2

FIRST MODIFICATION AGREEMENT

THIS FIRST MODIFICATION AGREEMENT (this “Amendment”) is made effective as of June 30, 2008, by and among (a) TESSCO TECHNOLOGIES INCORPORATED, a Delaware corporation (“TESSCO”), TESSCO SERVICE SOLUTIONS, INC., a Delaware corporation, TESSCO INCORPORATED, a Delaware corporation, TESSCO COMMUNICATIONS INCORPORATED, a Delaware corporation, WIRELESS SOLUTIONS INCORPORATED, a Maryland corporation, TESSCO BUSINESS SERVICES, LLC, a Delaware limited liability company, TESSCO SUPPLY CHAIN SERVICES, LLC, a Delaware limited liability company, TESSCO PRODUCT SOLUTIONS, LLC, a Delaware limited liability company, TESSCO INTEGRATED SOLUTIONS, LP, a Delaware limited partnership, and GW SERVICE SOLUTIONS, INC., a Delaware corporation (the aforementioned entities, including TESSCO, being hereinafter called collectively the “Borrowers”);  (b) SUNTRUST BANK  and WACHOVIA BANK, NATIONAL ASSOCIATION, as Lenders (in such capacity, the “Lenders”); and (c) SUNTRUST BANK, as Administrative Agent (in such capacity, the “Agent”).

RECITALS

Pursuant to a Credit Agreement dated as of May 31, 2007 by and among the Borrowers, the Lenders, and the Agent (as the same may from time to time be amended, restated, supplemented, or otherwise modified, the “Credit Agreement”), the Lenders agreed to make available to the Borrowers a revolving credit facility (the “Revolving Credit Facility”) pursuant to which the Lenders would make loans and other credit accommodations (collectively, the “Loans”) to or for the benefit of the Borrowers in an aggregate principal amount not to exceed $50,000,000 at any one time outstanding.  The Borrowers’ obligation to repay the Loans with interest is evidenced by the Borrowers’ Revolving Credit Note dated May 31, 2007 from the Borrowers made payable to the Lenders in the principal amount of up to $50,000,000 (as the same may from time to time be amended, restated, supplemented, or otherwise modified, the “Note”).

As used herein, the term “Loan Documents” means collectively, the Credit Agreement, the Note, and all other documents now or hereafter executed and delivered by the Borrowers or any other party or parties to evidence, secure, or guarantee, or in connection with, the Revolving Credit Facility.

The Borrowers have now requested that the Lenders and the Agent make certain modifications to the Credit Agreement, and the Lenders and the Agent have agreed to do so, subject to and upon the terms and conditions hereinafter set forth.

AGREEMENTS

Now, therefore, in consideration of the premises and the mutual agreements herein contained, and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

1.             Recitals; Defined Terms.  The parties hereto acknowledge that the above Recitals are true and correct and agree that the same are incorporated herein.  Unless the context clearly indicates otherwise, each term used in this Agreement which is defined in the Recitals shall have the meaning given to such term in the Recitals, and each capitalized term used herein which is not otherwise defined herein shall have the meaning given to such term in the Credit Agreement.

2.                                       Amendments to Credit Agreement.

(a)           Effective as of the effective date of this Agreement, Section 2.7 of the Credit Agreement is hereby deleted, and the following is inserted in lieu thereof:

“SECTION 2.7 Use of Proceeds.  The Borrowers shall use the proceeds of the Loans solely to refinance the Existing Facility and for working capital, Capital Expenditures, and Permitted Acquisitions by the Borrowers, including the payment of fees and expenses incurred in connection with such transactions, and to purchase not more than $15,000,000 of issued and outstanding stock during the term of the Credit Facility.”

(b)           Effective as of the effective date of this Agreement, Section 10.7 of the Credit Agreement is hereby deleted, and the following is inserted in lieu thereof:

SECTION 10.7 Limitations on Dividends and Distributions.  Declare or pay any dividends upon any of its capital stock; purchase, redeem, retire or otherwise acquire, directly or indirectly, any shares of its capital stock, or make any distribution of cash, property or assets among the holders of shares of its capital stock, or make any change in its capital structure; provided that (a) any Subsidiary (including any Subsidiary that is also a Borrower) may pay cash dividends to any of the Borrowers, and (b) the Borrowers may purchase up to $15,000,000 of their issued and outstanding stock in the aggregate during the term of the Credit Facility.

3.             Representations and Warranties.  In order to induce the Lenders and the Agent to enter into this Agreement, the Borrowers represent and warrant to the Lenders and the Agent that as of the date hereof (a) no Event of Default exists under the provisions of the Loan Documents, (b) except as to matters of which the Borrowers have advised the Agent in a writing and which have been acknowledged by the Agent, all of the representations and warranties of the Borrowers in the Loan Documents are true and correct on the date hereof as if the same were made on the date hereof (provided that any representation or warranty that speaks “as of the Closing Date” or as of any other specific date shall continue to speak as of such date, notwithstanding), (c) no material adverse change has occurred in the business, financial condition, prospects or operations of the Borrowers since the date of the most recent financial statement of the Borrowers furnished to the Lenders and the Agent in accordance with the provisions of the Loan Documents, and (d) this Agreement constitutes the legal, valid and binding obligation of the Borrowers, jointly and severally enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies.  If any of the foregoing representations and warranties shall prove to be false, incorrect or misleading in any material respect, the Lenders and the Agent may, in their absolute and sole discretion, declare that a default has occurred and exists under the provisions of the Loan Documents, and the Lenders and the Agent shall be entitled to all of the rights and remedies set forth in the Loan Documents as the result of the occurrence of such default.

4.             Ratification and No Novation.  The Borrowers hereby ratify and confirm all of their obligations, liabilities and indebtedness under the provisions of the Credit Agreement, the Note, and the other Loan Documents, as the same may be amended and modified by this Agreement.  The Lenders, the Agent, and the Borrowers agree that it is their intention that nothing herein shall be construed to extinguish, release or discharge or constitute, create or effect a novation of, or an agreement to extinguish any of the obligations, indebtedness and liabilities of the Borrowers or any other party under the provisions of the Loan Documents.  The Borrowers agree that all of the provisions of the Credit Agreement and the other Loan Documents shall remain and continue in full force and effect as the same may be modified and amended by this Agreement.  In the event of any conflict between the provisions of this Agreement and the provisions of the Loan Documents, the provisions of this Agreement shall control.

5.             Fees, Costs and Expenses.  The Borrowers shall pay to the Agent and the Lenders on demand all costs and expenses both now and hereafter paid or incurred with respect to the preparation, negotiation, execution, administration and enforcement of this Agreement and all documents related thereto, including, without limitation, reasonable attorney’s fees and expenses, recording costs and costs of record searches.

6.             Applicable Law.  This Agreement shall be construed in accordance with and governed by the laws of the State of Maryland.

7.             Binding Effect.  This Agreement shall be binding upon and inure to the benefit of the Lenders, the Agent, and the Borrowers, and their respective successors and assigns.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have each caused this Agreement to be executed and sealed, the day and year first above written.

WITNESS:	BORROWERS:

TESSCO TECHNOLOGIES INCORPORATED

/s/ David M. Young	By:	/s/ Robert B. Barnhill, Jr.
Robert B. Barnhill, Jr.
President and Chief Executive Officer

TESSCO SERVICE SOLUTIONS, INC.

/s/ David M. Young	By:	/s/ Robert B. Barnhill, Jr.
Robert B. Barnhill, Jr.
President

TESSCO INCORPORATED

/s/ David M. Young	By:	/s/ Robert B. Barnhill, Jr.
Robert B. Barnhill, Jr.
President and Chief Executive Officer

TESSCO COMMUNICATIONS INCORPORATED

/s/ David M. Young	By:	/s/ Robert B. Barnhill, Jr.
Robert B. Barnhill, Jr.
President

WIRELESS SOLUTIONS INCORPORATED

/s/ David M. Young	By:	/s/ Robert B. Barnhill, Jr.
Robert B. Barnhill, Jr.
President

TESSCO BUSINESS SERVICES, LLC

/s/ David M. Young	By:		/s/ Robert B. Barnhill, Jr.
Robert B. Barnhill, Jr.
President and Chief Executive Officer

TESSCO SUPPLY CHAIN SERVICES, LLC

/s/ David M. Young	By:		/s/ Robert B. Barnhill, Jr.
Robert B. Barnhill, Jr.
President

TESSCO PRODUCT SOLUTIONS, LLC

/s/ David M. Young	By:		/s/ Robert B. Barnhill, Jr.
Robert B. Barnhill, Jr.
President

TESSCO INTEGRATED SOLUTIONS, LP

	By:		Tessco Product Solutions, LLC,
its general partner

/s/ David M. Young		By:	/s/ Robert B. Barnhill, Jr.
Robert B. Barnhill, Jr.
President

GW SERVICE SOLUTIONS, INC.

/s/ David M. Young	By:		/s/ Robert B. Barnhill, Jr.
Robert B. Barnhill, Jr.
President

LENDERS:

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/s/ Lucy Campbell
Lucy Campbell
VP - Credit Products

SUNTRUST BANK

By:	/s/ Gregory Farno
Gregory Farno
Senior Vice President

ADMINISTRATIVE AGENT:

SUNTRUST BANK

By:	/s/ Gregory Farno
Gregory Farno
Senior Vice President